Exhibit 10.5

SEASPAN ENERGY LTD.

OPTION EXERCISE NOTICE

Date: June 24, 2026

To:

Stabilis GDS, Inc.

11750 Katy Freeway, Suite 900

Houston, Texas 77079

Attention: Andrew L. Puhala, SVP & CFO

Email: andy.puhala@stabilis-solutions.com

Re:         Exercise of Termination Option — Time Charter Party for the LNG bunker vessel SEASPAN GARIBALDI

Reference is made to the Termination Option Agreement made effective as of June 11, 2026 (the “Termination Option Agreement”) between Seaspan Energy Ltd. (“Owners”) and Stabilis GDS, Inc. (“Charterers”), relating to the Time Charter Party dated December 12, 2025, as amended (the “Charter”), for the LNG bunker vessel SEASPAN GARIBALDI. Capitalized terms used but not defined herein have the meanings given to them in the Termination Option Agreement.

In accordance with Section 1.2 of the Termination Option Agreement, Owners hereby give notice that Owners are exercising the Termination Option. The Effective Time of termination of the Charter is 12:00 p.m. Pacific Time on June 24, 2026.

Yours faithfully,

SEASPAN ENERGY LTD.

/s/ Harly Penner

Name: Harly Penner

Title: President